                              OFFICER'S CERTIFICATE

         I do hereby certify and represent that:

         1. I am the duly elected Secretary of deCODE genetics, Inc., a Delaware corporation.

         2. Pursuant to Rule 306(a) of Regulation S-T, the following exhibit
10.41 to deCODE genetics, Inc.'s Annual Report on Form 10-K is a fair and accurate English translation of a document prepared in the Icelandic language.

         IN WITNESS WHEREOF, I have signed this Officer's Certificate in my capacity as Secretary of deCODE genetics, Inc. on this 21 day of March, 2002.


                                  By:        /s/ Tanya Zharov
                                             -----------------------------------
                                  Name:      Tanya Zharov
                                  Title:     Secretary and Corporate Counsel

                                                                   Exhibit 10.41


[NOTE; CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN MARKED TO INDICATE THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS CONFIDENTIAL INFORMATION. THESE PORTIONS HAVE BEEN MARKED WITH THE CLAUSE "CONFIDENTIAL TREATMENT REQUESTED" AND/OR TWO ASTERISKS ENCLOSED IN BRACKETS (i.e., [**]), THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]



                                 LOAN AGREEMENT
                           (Loan in foreign currency)

                                     BETWEEN

                                STURLUGATA 8 EHF
                                   as borrower

                                       and

                              ISLANDSBANKI-FBA HF.
                                    as lender

                                Table of Contents

1.        AMOUNT OF LOAN AND DISBURSEMENT                                     3
2.        REPAYMENT                                                           3
3.        INTEREST, INTEREST ADJUSTMENTS AND PAYMENT OF INTEREST              4
4.        COSTS                                                               4
5.        INSURANCE                                                           5
6.        CONDITIONS FOR DISBURSEMENT                                         5
7.        DECLARATIONS OF THE BORROWER                                        5
8.        PAYMENT OF TAXES IN CONNECTION WITH THE CONCLUSION OF THE
          AGREEMENT                                                           6
9.        COVENANTS                                                           6
10.       EVENTS OF DEFAULT - REMEDIES                                        7
11.       NOTICES                                                             7
12.       FORCE MAJEURE                                                       8
13.       FURTHER PROVISIONS                                                  8
ANNEX 1 - LOAN DISBURSEMENT APPLICATION                                       9
ANNEX 2 - NOTICE OF CURRENCY CHANGES                                         10

Islandsbanki-FBA hf., State Reg. No. 550500-3530, Kirkjusandur 2, 155 Reykjavik, hereinafter referred to as the Lender, and Sturlugata 8 ehf., State Reg. No. 581201-2190, Sturlugata 8, Reykjavik, hereinafter referred to as the Borrower, enter into the following

                                 LOAN AGREEMENT

on a loan until 31 January 2002 in the amount of

USD 27,500,000.- TWENTY-SEVEN MILLION FIVE HUNDRED THOUSAND 00/100 US DOLLARS-

on the terms described herein.

1. Amount of Loan and Disbursement

Subject to the fulfilment of disbursement conditions, the Lender undertakes to disburse to the Borrower the loan in a single payment no later than 10 January 2002.

The Borrower shall send to the Lender a disbursement application with at least 2 working days' notice. The application shall contain an account number for the deposit of the loan or the loan section. A disbursement application form is attached to this agreement as Annex 1.

In the event that the Borrower has not sent a written request for disbursement before 8 January 2002 the loan offer of the Lender shall be withdrawn without notice, provided that the Lender has not given written confirmation to the contrary. In the event that the commitment of the Lender is withdrawn pursuant to the above the Borrower shall pay the Lender all costs incurred by the Lender as a result of this Agreement.

The Borrower intends to use the loan to bridge his financial needs until the sale of the bonds issued by the Borrower on 3 January 2002, amounting to a total of ISK 1,400,000,000.- and convertible bonds issued early 2002 amounting to a total of USD 14,000,000.-

2. Repayment

The Borrower undertakes to repay the loan in one payment on 31 January 2002.

The loan shall be paid in the currency in which it is denominated.

The Borrower may pay the loan in full or in part on the interest due dates, having notified the Lender of the intended prepayment with at least two days notice. The minimum payment in excess of payment obligations is USD 1,000,000.- one million US dollars.

In the event that the payment date of instalments and/or interest does not fall on a banking day, the payment date shall be transposed to the banking day immediately following, unless such day is in the following month, in which case the payment date shall be transposed to the immediately preceding banking day. A banking day is a day on which banks are open:

a). in Reykjavik, and

b). in connection with the LIBOR interest determination, in London, and

The place of payment is with the Lender.

3. Interest, Interest Adjustments and Payment of Interest

      (a) The loan shall carry interest equivalent to 2-WEEK LIBOR RATES for the first interest period and subsequently 1-WEEK LIBOR INTEREST RATES as determined for the relevant currency at any time, plus a margin of 0.50% - THREE POINT ZERO PERCENT. LIBOR (London Inter Bank Offered Rate) interest refers to interest on the London Interbank Market as posted at 11 a.m., local time, in London on the Reuter BBA screen.

      (b) In the event of default by the Borrower on a debt pursuant to this Loan Agreement, the Borrower shall pay penalty interest corresponding to the base interest rate plus the margin referred to in item (a) above, plus the added default margin of 3.0% - THREE-POINT-ZERO PERCENT of the due amount or called-in amount from the due date to the date of payment.

      (c) In the event of default by the Borrower on the loan pursuant to this Loan Agreement, the Lender may, furthermore, convert the loan into Icelandic kronur in accordance with the posted selling rate of the Lender for the currencies of which the loan is comprised at the close of the date of calling. Default interest shall then be paid pursuant to the decision of the Central Bank of Iceland at any time on default interest rates and default margins, cf. Article 6, Paragraph 1 of the Interest Act No. 38/2001, on the due or called-in amount from the due date to the date of payment. The Lender shall notify the Borrower of the date of the intended conversion of the debt with a prior notice of at least one week. Once the loan has been converted into Icelandic kronur it may not be converted back into the original currency without the written approval of the Borrower.

Interest is calculated from the date of disbursement of the loan. The interest shall be calculated so that on an annual basis the actual number of days is used to multiply and then divided by 360.

The interest shall be predetermined for the first interest period, starting on the disbursement date of the loan and ending on 10 January 2002, the interest rate for this period shall be 2.5600%.

The interest periods of the loan shall be a total of four and shall end: 10 January 2002, 17 January 2002, 24 January 2002 and 31 January 2002.

Unpaid penalty interest, in accordance with items (b) or (c) above, shall accrue to the principal of the loan every 12 months, for the first time 12 months after the first date of default.

4. Costs

The Borrower shall pay a facility fee amounting to [CONFIDENTIAL TREATMENT REQUESTED], to be deducted from the first disbursement of the loan. The Borrower undertakes to pay any collection costs arising from each interest and/or instalment payment pursuant to the rates schedule of the Lender as current at any time as well as any costs which may arise from collection measures taken as a result of his default, at no cost to the Lender.

In addition, the Borrower shall pay the costs of individual support services of the Lender pursuant to the rates schedule of the Lender as current at any time, such as costs resulting from transfers and the cost of delivering the payments to the Lender.

5. Insurance

As surety for the prompt and full payment of the loan the Borrower will issue two General Bonds to the Lender, on the one hand, to the amount of ISK 1,400,000.- secured by a first-rank mortgage on the property Sturlugata 8, Reykjavik, and on the other, a General Bond to the amount of ISK 140,000.- secured by a second-rank mortgage on the same property. The second-rank mortgage concurrently secures a General Bond in the amount of ISK 140,000,000.- issued 21 December 2001. The first-rank mortgage secures concurrently a General Bond in the amount of ISK 1,400,000,000.-, issued 21 December 2001.

As surety for the prompt and full payment of the loan the Borrower also mortgages his money market account deposit in the amount of USD 27,500,000.- A separate agreement has been made for this mortgage.

6. Conditions for Disbursement

The Borrower's delivery of the following documents to the Lender, of the content and in the form acceptable to the Lender, is a prerequisite for the disbursement of the loan pursuant to this agreement:

1.    Approval of the Borrower

2. Decision of the Board of Directors of the Borrower on the borrowing and mortgage.

3. Power of Attorney to the Managing Director to negotiate the agreement and sign documents pertaining to it.

4. Certification that the Borrower has purchased insurance for the principal properties.

5. General Bonds pursuant to Section 5 to the amount of USD 1.400.000.000.- and USD 140.000.000.-, registered without comment.

6.    Collateral declaration pursuant to Section 5.

7.    Written disbursement instructions.

7. Declarations of the Borrower

By his signature on this Loan Agreement the Borrower declares to the Lender that:

a) all the necessary decisions taken on the part of the borrower in order to establish a binding agreement have been made in a lawful manner,

b) the Agreement is signed on behalf of the Borrower by parties legally entitled to do so and the established Agreement is binding for the Borrower in every respect,

c) the Agreement does not violate the Articles of Association of the Borrower or any agreement that the Borrower has entered into with a third party or parent company or subsidiary,

d) the Borrower is not engaged in any litigation or disputes that could have a substantial negative impact on his financial standing or qualification to fulfil his obligations under the provisions hereof,

e)    none of the events of default described in Section 10 are present,

f) he has provided the Lender with all the information necessary to evaluate his financial standing,

g) the information contained in the Agreement or that the Borrower has given in connection with its content, is adequate and materially correct, and

h) the accounts of the Borrower are in accordance with applicable laws and generally accepted accounting standards.

The above information from the Borrower shall be regarded as repeated on the due dates of the interest and / or instalments unless the Borrower specifically states otherwise.

8. Payment of Taxes in Connection with the Conclusion of the Agreement

The Borrower shall pay all public levies which may be imposed on the Agreement or payments pursuant to the Agreement at no cost to the Lender.

9. Covenants

The Borrower undertakes to observe the following terms until the debt pursuant to the Loan Agreement is paid in full:

i. NOTICE OF DEFAULT: The Borrower undertakes to notify the lender in writing without delay if it comes to his attention that an event of default has taken place.

ii. ANNUAL ACCOUNTS AND INTERIM ACCOUNTS: The Borrower undertakes to send to the Lender audited Annual Accounts as well as endorsed semi-annual accounts no later than four months following the close of the accounting period. The Annual Accounts shall be audited and prepared in accordance with legislation and accepted accounting standards.

iii. SALE OF MORTGAGED PROPERTY: The Borrower undertakes not to sell the property mortgaged in security of this Agreement without the prior approval of the Lender.

iv. BAN ON MERGERS OR DEMERGERS: The Borrower undertakes not to merge with another company or companies or to divide the company into two or more independent limited liability companies without the approval of the Lender.

v. INSURANCE: The Borrower undertakes to insure the mortgaged property for its actual worth for the entire term of the Agreement.

vi. RESTRICTIONS ON CHANGING THE OPERATION OR OBJECT OF THE BORROWER. The Borrower undertakes to not to change his operations in such a way as to require amendment of the Company's object in its Articles of Association.

vii. DISPOSAL OF INSURANCE COMPENSATION, NOTIFICATION REQUIREMENT: the Borrower undertakes to inform the Lender immediately if circumstances arise where the Borrower is, or may be, entitled to insurance compensation due to damage of the mortgaged property if the damage is valued in excess of ISK 10,000,000.- Furthermore, the Borrower undertakes not to dispose of such payments except in consultation with and with the approval of the Lender.

viii. DELIVERED STATEMENTS: The Borrower warrants that the information provided in connection with this Agreement is correct. The Lender is entitled to request confirmation that such information is correct at any time during the term of effect of the Agreement.

ix. DISPOSAL OF THE LOAN: The Borrower undertakes to dispose of the loan for the purpose that it was intended.

10. Events of Default - Remedies

The following shall constitute events of default on the part of the Borrower under this Agreement:

i. the Borrower fails to pay on the correct due date or in the correct currency, and such default continues for longer than 14 days from the due date;

ii. The Borrower repeatedly fails to pay at the correct time and in the correct currency;

iii. a debt or commitment of the Borrower, extraneous to this Agreement, amounting to over USD 1,000,000.- or an equivalent amount in any other currency, is defaulted in such a way that it gives rise to the right to call in the debt, unless such default is the result of a reasonable protest on the part of the Borrower to such a claim and that a proper defence is maintained.

iv. the debt of the Borrower, according to the General Bonds issued concurrently with this loan (first-class 2002), is defaulted and such default continues for longer than 14 days from the due date,

v.    the Borrower violates Section 9 on the insurance of the mortgaged property
      (v) and the sale of the mortgaged property (iii),

vi. the Borrower violates other provisions of Section 9 than those described in Section 10 (iv) and that such violation continues for longer than 15 days after the Lender has sent the Borrower a request for remedy,

vii. the Borrower's assets are subjected to attachment, a request is submitted for the enforced auction of his assets, he petitions for a moratorium on debts, he seeks formal or informal composition agreements with his creditors on the cancellation of debts or a request is made for his estate to be subjected to bankruptcy proceedings,

In the event of default, as defined in this Section, the lender may, without notice or warning, call in the entire remainder of the loan together with accrued interest and other payments due from the Borrower pursuant to this Agreement. The Borrower shall pay default interest on the due or called-in amount pursuant to Section 3 of the Agreement.

When the loan is due in accordance with the above, the Lender is entitled, without further notice, to seek enforcement of his claims in the security provided by the Borrower to the Lender. The Lender may decide, at its sole discretion, whether to seek enforcement of all the security given or any part of the security, and, if the latter, in what order.

11. Notices

All notices sent by the parties to one another pursuant to this Agreement shall be sent as specified below:

Islandsbanki, Attn. Corporate Finance Division, Kirkjusandur 2, 155 Reykjavik. Fax. 580-5110

Sturlugata 8 ehf., Attn. Management, Sturlugata 8, 101 Reykjavik. Fax. 570-1981

Notices may be sent by fax, provided that the sender takes full responsibility that such notices are received by the recipient. The Borrower will notify the Lender promptly of any change in his address, telephone number, e-mail address or other comparable information.

12. Force Majeure

In the event of a substantial change in the business terms of the Lender as a result of events for which the Lender cannot be held responsible, and do not relate to his financial standing and lending capacity all other things being equal, e.g. changes in loan markets, government decisions, war, nuclear accidents or incidents that can be classified as events of force majeure incidents, with the result that the Lender is unable to obtain overseas loan capital for the financing of this Loan Agreement on similar terms as those anticipated on its negotiation, the Lender may, following prior notification to the Borrower, call in the balance of the loan with 60 days' of notice. The Lender is not responsible for any potential losses incurred by the Borrower in connection with such a calling in of the balance.

13. Further Provisions

Headings in this Agreement are solely for convenience and have no substantive significance for this Agreement.

Any disputes arising in respect of this Agreement shall be referred to the District Court of Reykjavik.

This Agreement is concluded in 11 numbered pages [Icelandic original: 9 pages] and in two copies, one for each party.

In witness whereof, the parties have signed this agreement in the presence of witnesses to the correct date and signature.

Witnesses to the correct date,            Reykjavik, 27 December 2001
signature and financial competence of
the parties:

Alexander Kristjan Guomundsson [sign.]    On the Board of Directors of
Id. No. 111170-5259                       Sturlugata 8 ehf.

Guomundur P Guomundsson [sign.]
Id. No. 180966-4559                       Tomas Sigurosson [sign.]
                                          For Islandsbanki-FBA hf.

                                          Erlendur Magnusson [sign.]

                                          [Jonas ?] signature illegible

ANNEX 1 - LOAN DISBURSEMENT APPLICATION

Islandsbanki
Corporate Finance Division
Kirkjusandur 2
155 Reykjavik

[Place], [Date]

Subject: Request for disbursement of loan.

Pursuant to Article 1 of the Loan Agreement between [the Borrower] and Islandsbanki-FBA, dated [date] on a loan in the amount of [currency] [amount]-, a request is hereby submitted for the loan to be disbursed as follows:

Loan [or part thereof in [currency]:]


Date of Disbursement:
Recipient of Disbursement:                 [Name, Id. No., Address]
Account Number
Receiving Bank
Notes                                      [if appropriate]


Loan[or part thereof in [currency]:]


Date of Disbursement:
Recipient of Disbursement:                 [Name, Id. No., Address]
Account Number
Receiving Bank
Notes                                      [if appropriate]



Respectfully,

ANNEX 2 - NOTICE OF CURRENCY CHANGES

Islandsbanki
Corporate Finance Division
Kirkjusandur 2
155 Reykjavik

                                                                 [Place], [Date]

Subject: Notice of currency change.

With reference to Article 4 of the Loan Agreement between [the Borrower] and Islandsbanki-FBA dated [date] the undersigned submits a request for a change in the currency of the loan as follows:

LOAN/LOAN SECTION [OLD CURRENCY]
Current amount of loan section in currency:       [                          ]
[old currency] [amount] changes into:             [new currency              ]
[old currency] [amount] changes into:             [new currency              ]
as of                                             [reference date            ]

LOAN/LOAN SECTION [OLD CURRENCY]
Current amount of loan section in currency:       [                          ]
[old currency] [amount] changes into:             [new currency              ]
[old currency] [amount] changes into:             [new currency              ]
as of                                             [reference date            ]

Respectfully,